UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
December 15, 2009
Date of Report (Date of earliest event reported):
INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-10.03

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Amendment of the 2005 Equity Incentive Plan
     At the Annual Meeting of Stockholders of Intuit Inc. (“Intuit”) held on December 15, 2009, Intuit’s stockholders approved an amendment to Intuit’s 2005 Equity Incentive Plan (the “Plan”). The amendment was approved by Intuit’s Board of Directors, subject to the approval of Intuit’s stockholders, and became effective with such stockholder approval on December 15, 2009.
     As a result of such stockholder approval, the Plan was amended and modified in the following manner:
•	The term of the Plan was extended by an additional year, ending on December 9, 2011.

•	The number of shares of Intuit common stock available for awards granted under the Plan was increased by 9,000,000 (so that a maximum of 65,000,000 shares of Intuit common stock may be issued or delivered pursuant to awards granted under the Plan).

•	The terms of the Plan related to annual non-employee director automatic option grants were changed to provide that all non-employee directors will receive automatic annual grants of restricted stock units (instead of options) made pursuant to a non-discretionary formula based on a fixed dollar amount (as opposed to a fixed number of shares).
     A more complete description of the terms of the Plan and the material amendments and modifications thereto can be found in “Proposal No. 3 — Approval of an Amendment to the 2005 Equity Incentive Plan” (pages 45 through 52) in Intuit’s definitive proxy statement dated October 30, 2009, and filed with the Securities and Exchange Commission on October 30, 2009. The foregoing descriptions are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 10.01 to this report.
     Amendment of the Employee Stock Purchase Plan
     At the Annual Meeting of Stockholders of Intuit, Intuit’s stockholders approved an amendment to Intuit’s Employee Stock Purchase Plan (the “ESPP”). The amendment was approved by Intuit’s Board of Directors, subject to the approval of Intuit’s stockholders, and became effective with such stockholder approval on December 15, 2009.
     As a result of such stockholder approval, an additional 3,000,000 shares of Intuit’s common stock were authorized for issuance over the term of the ESPP.
     A more complete description of the terms of the ESPP and the amendment thereto can be found in “Proposal No. 4 — Approval of an Amendment to the Employee Stock Purchase Plan” (pages 54 through 56) in Intuit’s definitive proxy statement dated October 30, 2009, and filed with the Securities and Exchange Commission on October 30, 2009. The foregoing description is qualified in its entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.02 to this report.
ITEM 8.01 OTHER EVENTS
     In December 2009, Scott D. Cook, founder, board member and Executive Officer of Intuit, adopted a stock trading plan on behalf of his family trust to sell up to 1,200,000 shares of Intuit common stock and contribute 240,000 additional shares to the Scott Cook and Signe Ostby Charitable Foundation

beginning in February 2010 and continuing through December 2010. Subject to the terms and conditions of this plan, Mr. Cook’s family trust will sell 300,000 shares and contribute 60,000 shares to the charitable foundation each quarter provided certain limit prices are reached.
     The Scott Cook and Signe Ostby Charitable Foundation also adopted a stock trading plan in December 2010 to sell the 240,000 shares of Intuit stock contributed by Mr. Cook’s family trust during the same period provided certain limit prices are reached.
     In December 2009, Brad D. Smith, Intuit’s President and Chief Executive Officer, adopted a stock trading plan related to the exercise and sale of up to 200,000 shares of Intuit common stock issuable under options granted in 2003-2005. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise Mr. Smith’s stock options and sell the issued shares before the expiration of the plan in December 2010, provided certain limit prices are reached.
     Each of these plans is intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and each was adopted in accordance with Intuit’s policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.
     Transactions under these plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
10.01	Intuit Inc. 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-163728) filed by the registrant with the Securities and Exchange Commission on December 15, 2009).

10.02	Intuit Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.02 to the registration statement on Form S-8 (Registration No. 333-163728) filed by the registrant with the Securities and Exchange Commission on December 15, 2009).

10.03	Form of Director Restricted Stock Unit Grant Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2009	INTUIT INC.
	By:	/s/ Laura A. Fennell
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.01	Intuit Inc. 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-163728) filed by the registrant with the Securities and Exchange Commission on December 15, 2009).

10.02	Intuit Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-163728) filed by the registrant with the Securities and Exchange Commission on December 15, 2009).

10.03	Form of Director Restricted Stock Unit Grant Agreement